UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04975

MFS MULTIMARKET INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2023
MFS®  Multimarket
Income Trust
MMT-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Multimarket Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Multimarket
Income Trust
New York Stock Exchange Symbol: MMT

Contact information	back cover

NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
High Yield Corporates	60.5%
Emerging Markets Bonds	30.3%
Investment Grade Corporates	28.8%
Commercial Mortgage-Backed Securities	1.5%
Collateralized Loan Obligations	1.4%
Asset-Backed Securities	0.8%
Municipal Bonds	0.4%
Non-U.S. Government Bonds	(7.5)%
U.S. Treasury Securities	(7.8)%
Portfolio facts
Average Duration (d)	5.9
Average Effective Maturity (m)	7.3 yrs.

Portfolio Composition - continued
Composition including fixed income credit quality (a)(i)
AAA	6.3%
AA	3.5%
A	9.8%
BBB	30.9%
BB	38.9%
B	30.6%
CCC	8.9%
CC	0.1%
C	0.2%
D	0.2%
U.S. Government	2.9%
Not Rated	(23.9)%
Non-Fixed Income	0.2%
Cash & Cash Equivalents (Less Liabilities) (b)	(34.7)%
Other (q)	26.1%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.
Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs and Options on ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(b)	Cash & Cash Equivalents (Less Liabilities) includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Liabilities include the value of outstanding borrowings made by the fund for leverage transactions. Cash & Cash Equivalents (Less Liabilities) is negative due to these borrowings. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities. Please see Note 6 in the Notes to Financial Statements for more information on the fund's outstanding borrowings.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes market value from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents (Less Liabilities).
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of October 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2023, shares of the MFS Multimarket Income Trust (fund) provided a total return of 7.44%, at net asset value, and a total return of 6.53%, at market value. This compares with a return of 6.23% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index.  Over the same period, the fund's other benchmark, the MFS Multimarket Income Trust Blended Index (Blended Index), generated a return of 5.45%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund, which are traded publicly on the exchange.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.

Management Review - continued
Factors Affecting Performance
Relative to the Blended Index, bond selection within both the industrials sector, primarily within “CCC” and “B” rated(r) bonds, and the financial institutions sector, mainly within “BBB” rated bonds, contributed to the fund’s relative performance. Yield curve positioning(y) and not owning agency mortgage backed securities also aided the fund’s relative results.
The fund employs leverage and, to the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the use of leverage strengthened relative returns.
Conversely, the fund’s longer duration(d) stance detracted from relative performance as interest rates rose during the reporting period. The fund’s lesser-than-benchmark exposure to the government-related sovereign sector also weakened relative returns. A greater exposure to “C” rated bonds and a lesser exposure to “CC” rated bonds further weighed on the fund’s relative performance.
The fund has a managed distribution policy, the primary purpose of which is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. This policy had no material impact on the fund's investment strategies during its most recent fiscal year. The level of distributions paid by the fund pursuant to its managed distribution policy may cause the fund's net asset value (NAV) per share to decline more so than if the policy were not in place, including if distributions are in excess of fund returns. However, the adviser believes the policy may benefit the fund’s market price and premium/discount to the fund’s NAV. For the twelve months ended October 31, 2023, the tax character of dividends paid pursuant to the managed distribution policy includes an ordinary income distribution of $13,436,563 and a tax return of capital distribution of $9,565,816. See “Managed Distribution Policy Disclosure” in the inside cover page of this Annual Report for additional details regarding the policy and related implications for the fund and shareholders.
Respectfully,
Portfolio Manager(s)
Robert Spector, Neeraj Arora, Ward Brown, David Cole, Pilar Gomez-Bravo, Andy Li, John Mitchell, Matt Ryan, and Michael Skatrud
Note to Shareholders: Effective January 20, 2023, John Mitchell was added as a Portfolio Manager and Henry Peabody is no longer a Portfolio Manager of the fund. Effective March 31, 2023, Neeraj Arora was added as a Portfolio Manager of the fund. Effective April 30, 2024, Matt Ryan will no longer be a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the

Management Review - continued
security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/23
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value and market value, including reinvestment of fund distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.
Growth of a Hypothetical $10,000 Investment
Average Annual Total Returns through 10/31/23
	Inception Date	1-yr	5-yr	10-yr
Market Value (r)	3/12/1987	6.53%	4.27%	4.29%
Net Asset Value (r)	3/12/1987	7.44%	3.31%	3.98%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	6.23%	3.04%	3.86%
MFS Multimarket Income Trust Blended Index (f)(w)	5.45%	1.46%	2.48%
Bloomberg Global Aggregate Credit Index (f)	4.93%	(0.33)%	0.53%
Bloomberg U.S. Government/Mortgage Index (f)	(0.64)%	(0.51)%	0.44%
JPMorgan Emerging Markets Bond Index Global (f)	6.94%	0.07%	1.82%

(f)	Source: FactSet Research Systems Inc.
(r)	Includes reinvestment of all distributions. Market value references New York Stock Exchange Price.

Performance Summary  - continued
(w)	The MFS Multimarket Income Trust Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:

10/31/23
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	50%
JPMorgan Emerging Markets Bond Index Global	20%
Bloomberg Global Aggregate Credit Index	20%
Bloomberg U.S. Government/Mortgage Index	10%
Benchmark Definition(s)
Bloomberg Global Aggregate Credit Index(a) – a subset of the Global Aggregate Index, and contains investment grade credit securities from the U.S. Aggregate, Pan-European Aggregate, Asian-Pacific Aggregate, Eurodollar, 144A, and Euro-Yen indices. Credit securities are publicly issued corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value of the underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.
The fund's target annual distribution rate is calculated based on an annual rate of 8.00% of the fund's average monthly net asset value, not a fixed share price, and the fund's dividend amount will fluctuate with changes in the fund's average monthly net assets.
Performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

Performance Summary  - continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Investment Objective, Principal Investment Strategies and Principal Risks
Investment Objective
The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.
Principal Investment Strategies
The fund normally invests at least 80% of its net assets in fixed income securities. This policy may not be changed without shareholder approval.
MFS (Massachusetts Financial Services Company, the fund's investment adviser) considers debt instruments of all types to be fixed income securities.
MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund’s assets in equity securities.
MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The fund seeks to make a monthly distribution at an annual fixed rate of 8.00% of the fund’s average monthly net asset value.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.  MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and

Investment Objective, Principal Investment Strategies and Principal Risks - continued
diversity and labor practices.  Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security may also be considered.
The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.
Principal Investment Types
The principal investment types in which the fund may invest are:
Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.  During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Corporate Bonds:  Corporate bonds are debt instruments issued by corporations or similar entities.
U.S. Government Securities:  U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.
Foreign Government Securities:  Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Securitized Instruments:  Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets.  Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.
Derivatives:  Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
Principal Risks
The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.
The principal risks of investing in the fund are:
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not work as expected or produce the intended results. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally.  Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.
Interest Rate Risk:  The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Inflationary price movements may cause fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised interest rates and may continue to do so.  Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities or durations, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Changes in government and/or central bank monetary policy may affect the level of interest rates. Fluctuations in the market price of fixed-rate instruments held by the fund may not affect interest income derived from those instruments, but may nonetheless affect the fund's share price, especially if an instrument has a longer maturity or duration and is therefore more sensitive to changes in interest rates.
Credit Risk:  The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower.  For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.
Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or the threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the fund. In the event of nationalization, expropriation, confiscation or other government action, intervention, or restriction, the fund could lose its entire investment in a particular foreign issuer or country. Civil unrest, geopolitical tensions, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.
Emerging Markets Risk:  Investments tied economically to emerging markets, especially frontier markets (emerging markets that are early in their development), can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, less reliable settlement practices, greater government involvement

Investment Objective, Principal Investment Strategies and Principal Risks - continued
in the economy, and greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments than developed countries. Financial and other disclosures by emerging market issuers may be considerably less reliable than disclosures made by issuers in developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may not be able to inspect audit work papers in certain emerging market countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.
Currency Risk: Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the United States or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.
Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes.  The fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed.
Prepayment/Extension Risk:  Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Equity Market Risk:  Equity markets can be volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including sanctions, the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical, environmental, public health, and other conditions can adversely affect the prices of investments. The value of an investment held by the fund may decline due to factors directly related to the issuer, such as competitive pressures, cybersecurity incidents, financial leverage, historical and/or prospective earnings, management performance, labor and supply shortages, investor perceptions, and other factors. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.
Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 8.00% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, the fund may distribute a return of capital to pay the distribution.  In certain cases, the fund may sell portfolio investments at less opportune times in order to pay such distribution.  Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio.  If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated.  Please see “Managed Distribution Policy Disclosure” in this report for additional information regarding the plan.
Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions.  Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of

Investment Objective, Principal Investment Strategies and Principal Risks - continued
shares at the time of the sale, not on the fund’s net asset value.  The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.
Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund was not leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the 1940 Act to maintain asset coverage of at least 200% on outstanding preferred shares and at least 300% on outstanding indebtedness; however, the fund may be required to abide by asset coverage or other requirements that are more stringent than those imposed by the 1940 Act. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act, any applicable loan agreement, any applicable offering documents for preferred shares issued by the fund, and the rating agencies that rate the preferred shares. The fund may be prohibited from declaring and paying common share dividends and distributions if the fund fails to satisfy the 1940 Act’s asset coverage requirements or other agreed upon asset coverage requirements. In these situations, the fund may choose to repurchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.
Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.
Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay dividends and distributions on common shares in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets at an inopportune time. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares.  Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.
Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited.  Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.
Counterparty and Third Party Risk:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.  If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.
Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including trading halts, sanctions, or wars. Investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment may also adversely affect liquidity.  At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund.  In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors' interests in the fund.  The prices of illiquid securities may be more volatile than more liquid investments.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees.  These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.
Other Investment Strategies and Risks
Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies. Frequent trading may increase transaction costs, which can reduce the fund's return. Frequent trading can also increase the possibility of capital gain and ordinary distributions. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently.  Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.
Operational and Cybersecurity Risk: The fund and its service providers, and your ability to transact in fund shares, may be negatively impacted due to operational matters arising from, among other issues, human errors, systems and technology disruptions or failures, fraudulent activities, or cybersecurity incidents.  Operational issues and cybersecurity incidents may cause the fund or its service providers, as well as securities trading venues and other market participants, to suffer data corruption and/or lose operational functionality, and could, among other things, impair the ability to calculate the fund's net asset value per share, impede trading of portfolio securities, and result in the theft, misuse, and/or improper release of confidential information relating to the fund or its shareholders.  Such operational issues and cybersecurity incidents may result in losses to the fund and its shareholders. Because technology is frequently changing, new ways to carry out cyberattacks continue to develop. Therefore, there is a chance that certain risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the ability of the fund and its service providers to plan for or respond to a cyberattack. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Temporary Defensive Strategy: In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Investment Restrictions
The Fund has adopted the following policies which cannot be changed without the approval of the holders of a majority of its shares as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the

Investment Objective, Principal Investment Strategies and Principal Risks - continued
outstanding voting securities (“Majority Shareholder Vote”). Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.
The Fund may not:
(1)	borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.
(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.
(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contacts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.
For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.
For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.
For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on fund total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of line of credit borrowings (“leverage”), as applicable, as of October 31, 2023, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the fund on such line of credit borrowings (based on market conditions as of October 31, 2023), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with line of credit borrowings used by the fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Line of Credit Borrowings as a Percentage of Total Assets (Including Assets Attributable to Leverage)					26.43%
Estimated Annual Effective Rate of Interest Expense on Line of Credit Borrowings					6.33%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense on Line of Credit Borrowings					1.67%
Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-15.87%	-9.07%	-2.27%	4.52%	11.32%
The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s shares, the value of which is determined by market forces and other factors.
Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead Portfolio Manager	2017	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	March 2023	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018.
John Mitchell	Investment Grade Debt Instruments Portfolio Manager	January 2023	Investment Officer of MFS; employed in the investment management area of MFS since 2007.
Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
The following information in this annual report is a summary of certain changes since October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased this fund.
Effective January 20, 2023, John Mitchell was added as a Portfolio Manager and Henry Peabody is no longer a Portfolio Manager of the fund. Effective March 31, 2023, Neeraj Arora was added as a Portfolio Manager of the fund. Effective April 30, 2024, Matt Ryan will no longer be a Portfolio Manager of the fund.

Dividend Reinvestment And Cash Purchase Plan
The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, the fund will issue shares at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. Computershare Trust Company, N.A. (the Transfer Agent for the fund) (the “Plan Agent”) will purchase shares under the Plan on the 15th of January, April, July, and October or shortly thereafter. You may obtain a copy of the Plan by contacting the Plan Agent at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by visiting the Plan Agent's Web site at www.computershare.com/investor.
If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.
If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by contacting the Plan Agent. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.
If you have any questions, contact the Plan Agent by calling 1-800-637-2304, visit the Plan Agent’s Web site at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

Portfolio of Investments
10/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 132.2%
Aerospace & Defense – 2.9%
Boeing Co., 5.805%, 5/01/2050		$453,000	$389,988
Bombardier, Inc., 7.5%, 3/15/2025 (n)		136,000	135,849
Bombardier, Inc., 7.125%, 6/15/2026 (n)		375,000	360,820
Bombardier, Inc., 7.5%, 2/01/2029 (n)		271,000	251,017
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		805,000	747,850
HEICO Corp., 5.35%, 8/01/2033		496,000	455,256
Moog, Inc., 4.25%, 12/15/2027 (n)		645,000	574,217
Spirit AeroSystems, Inc., 4.6%, 6/15/2028		706,000	558,556
Thales S.A., 3.625%, 6/14/2029	EUR	400,000	412,151
Thales S.A., 4.25%, 10/18/2031		400,000	420,853
TransDigm, Inc., 6.25%, 3/15/2026 (n)		$568,000	554,629
TransDigm, Inc., 5.5%, 11/15/2027		613,000	570,675
TransDigm, Inc., 6.75%, 8/15/2028 (n)		516,000	501,027
TransDigm, Inc., 4.625%, 1/15/2029		554,000	477,681
TransDigm, Inc., 6.875%, 12/15/2030 (n)		1,386,000	1,338,266
			$7,748,835
Airlines – 0.4%
Air Canada, 3.875%, 8/15/2026 (n)		$903,000	$821,606
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/2029 (n)		385,946	348,144
			$1,169,750
Apparel Manufacturers – 0.1%
Tapestry, Inc., 3.05%, 3/15/2032		$257,000	$184,393
Asset-Backed & Securitized – 3.7%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.02%, 11/15/2054 (i)		$3,712,735	$181,568
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 7.449% ((SOFR - 1mo. + 0.11448%) + 2%), 12/15/2035 (n)		100,000	96,917
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 7.398% ((SOFR - 1mo. + 0.11448%) + 1.95%), 5/15/2036 (n)		471,500	445,843
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 8.32% (SOFR - 30 day + 3%), 1/15/2037 (n)		600,000	570,540
AREIT 2022-CRE6 Trust, “D”, FLR, 8.171% (SOFR - 30 day + 2.85%), 1/20/2037 (n)		126,000	118,467
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)		100,000	100,012
Bayview Financial Revolving Mortgage Loan Trust, FLR, 7.041% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)		344,475	475,455

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.616%, 4/15/2053 (i)	$984,765	$62,072
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.287%, 7/15/2054 (i)	985,871	60,690
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.612%, 2/15/2054 (i)	6,525,750	527,014
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.267%, 2/15/2054 (i)	4,028,831	242,733
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.147%, 3/15/2054 (i)	2,040,164	111,298
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.885%, 6/15/2054 (i)	7,097,363	310,670
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.262%, 7/15/2054 (i)	7,106,651	457,855
Benchmark 2022-B36 Mortgage Trust, “XA”, 0.638%, 7/15/2055 (i)	8,711,547	387,751
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 7.748% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/15/2038 (n)	100,000	97,368
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	116,951	110,276
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	57,597	51,320
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	143,722	136,143
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	437,500	414,104
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	89,945	79,398
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)	190,547	189,113
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.774%, 4/15/2054 (i)	3,611,661	138,195
Crest Ltd., CDO, 7% (0.001% Cash or 7% PIK), 1/27/2040 (a)(p)	4,586,320	46
LoanCore 2021-CRE5 Ltd., “B”, FLR, 7.449% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	464,500	447,158
MF1 2021-FL5 Ltd., “C”, FLR, 7.149% ((SOFR - 1mo. + 0.11448%) + 1.7%), 7/15/2036 (n)	401,500	384,117
MF1 2021-FL5 Ltd., “D”, FLR, 7.95% ((SOFR - 1mo. + 0.11448%) + 2.5%), 7/15/2036 (n)	745,000	710,465
MF1 2021-FL6 Ltd., “B”, FLR, 7.099% ((SOFR - 1mo. + 0.11448%) + 1.65%), 7/16/2036 (n)	1,000,000	960,145

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.291%, 5/15/2054 (i)		$1,818,039	$110,615
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.211%, 6/15/2054 (i)		2,740,955	151,228
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “A”, 6.18%, 8/25/2028 (n)		239,000	238,154
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “B”, 6.48%, 8/25/2028 (n)		56,000	55,858
PFP III 2021-7 Ltd., “B”, FLR, 6.848% ((SOFR - 1mo. + 0.11448%) + 1.4%), 4/14/2038 (n)		163,992	159,388
PFP III 2021-7 Ltd., “C”, FLR, 7.098% ((SOFR - 1mo. + 0.11448%) + 1.65%), 4/14/2038 (n)		199,990	193,375
RAC Bond Co. PLC, 4.87%, 5/06/2026	GBP	260,000	295,984
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 7.3% ((SOFR - 1mo. + 0.11448%) + 1.85%), 3/15/2038 (n)		$340,000	328,131
Wells Fargo Commercial Mortgage Trust, 2021-C59, “XA”, 1.523%, 4/15/2054 (i)		2,299,590	171,332
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.527%, 8/15/2054 (i)		1,960,002	146,816
			$9,717,614
Automotive – 1.4%
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)		$583,000	$574,007
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 5/15/2028 (n)		271,000	264,187
Dana, Inc., 5.375%, 11/15/2027		536,000	493,120
Dana, Inc., 4.25%, 9/01/2030		296,000	234,278
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)		547,000	430,229
Hyundai Capital America, 6.375%, 4/08/2030 (n)		197,000	193,927
LKQ Corp., 6.25%, 6/15/2033		213,000	198,907
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		449,000	357,166
Volkswagen International Finance N.V., 7.5%, 9/06/2172	EUR	200,000	213,916
Volkswagen International Finance N.V., 7.875%, 9/06/2172		200,000	213,757
Wabash National Corp., 4.5%, 10/15/2028 (n)		$542,000	448,505
			$3,621,999
Broadcasting – 1.5%
Banijay Group S.A.S., 8.125%, 5/01/2029 (n)		$400,000	$389,995
Discovery Communications LLC, 4.125%, 5/15/2029		580,000	510,559
Midas OpCo Holdings LLC, 5.625%, 8/15/2029 (n)		695,000	574,411
Prosus N.V., 3.68%, 1/21/2030 (n)		281,000	222,772
Prosus N.V., 3.061%, 7/13/2031 (n)		325,000	234,115
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		765,000	666,200

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Broadcasting – continued
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	1,100,000	$936,068
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032		$502,000	416,216
			$3,950,336
Brokerage & Asset Managers – 2.2%
AG Issuer LLC, 6.25%, 3/01/2028 (n)		$111,000	$102,189
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)		586,000	588,657
Aretec Escrow Issuer 2, Inc., 10%, 8/15/2030 (n)(w)		533,000	538,996
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		667,000	565,880
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029		316,000	304,197
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day+ 2.01%) to 8/24/2034		224,000	209,799
Low Income Investment Fund, 3.386%, 7/01/2026		185,000	170,318
Low Income Investment Fund, 3.711%, 7/01/2029		490,000	424,818
LPL Holdings, Inc., 4%, 3/15/2029 (n)		1,100,000	945,853
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		429,000	359,300
LSEG Netherlands B.V., 4.231%, 9/29/2030	EUR	310,000	328,441
NFP Corp., 4.875%, 8/15/2028 (n)		$577,000	505,203
NFP Corp., 6.875%, 8/15/2028 (n)		612,000	522,593
NFP Corp., 8.5%, 10/01/2031 (n)		161,000	158,303
			$5,724,547
Building – 2.6%
CEMEX S.A.B. de C.V., 3.125%, 3/19/2026	EUR	510,000	$514,031
Foundation Building Materials LLC, 6%, 3/01/2029 (n)		$659,000	543,603
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		819,000	671,580
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	380,000	315,661
Interface, Inc., 5.5%, 12/01/2028 (n)		$778,000	654,072
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		552,000	438,150
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		346,000	305,342
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		218,000	217,455
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		756,000	720,090
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		402,000	336,675
Standard Industries, Inc., 2.25%, 11/21/2026	EUR	210,000	194,424
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		$355,000	317,689
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		647,000	528,614
Vulcan Materials Co., 3.5%, 6/01/2030		550,000	469,313

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Building – continued
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		$649,000	$566,363
			$6,793,062
Business Services – 1.4%
Corning, Inc., 4.125%, 5/15/2031	EUR	350,000	$359,963
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$291,000	266,219
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	420,000	401,187
Fiserv, Inc., 4.4%, 7/01/2049		$408,000	296,018
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)		471,000	430,554
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		497,000	454,577
Mastercard, Inc., 3.85%, 3/26/2050		270,000	197,278
Tencent Holdings Ltd., 3.8%, 2/11/2025		700,000	682,713
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		744,000	738,521
			$3,827,030
Cable TV – 6.0%
Cable One, Inc., 4%, 11/15/2030 (n)		$964,000	$718,180
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027 (n)		498,000	458,507
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		2,135,000	1,761,210
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		1,146,000	918,903
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)		800,000	622,558
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		547,000	395,099
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		432,000	390,446
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		235,000	154,910
Cox Communications, Inc., 5.45%, 9/15/2028 (n)		620,000	603,942
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		700,000	557,435
CSC Holdings LLC, 7.5%, 4/01/2028 (n)		450,000	288,418
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		800,000	418,536
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		250,000	167,490
DISH DBS Corp., 7.75%, 7/01/2026		378,000	253,287
DISH DBS Corp., 5.25%, 12/01/2026 (n)		590,000	475,924
DISH DBS Corp., 5.125%, 6/01/2029		292,000	150,380
DISH Network Corp., 11.75%, 11/15/2027 (n)		260,000	257,546
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		716,000	647,980
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)		220,000	171,342

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
SES S.A., 2.875% to 8/27/2026, FLR (EUR Swap Rate - 5yr. + 3.19%) to 8/27/2031, FLR (EUR Swap Rate - 5yr. + 3.44%) to 8/27/2046, FLR (EUR Swap Rate - 5yr. + 4.19%) to 8/27/2171	EUR	830,000	$770,641
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)		$495,000	420,964
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)		1,226,000	1,086,326
Sirius XM Radio, Inc., 3.875%, 9/01/2031 (n)		293,000	220,684
Summer BidCo B.V., 9% (9% Cash or 9.75% PIK), 11/15/2025 (p)	EUR	663,277	682,163
Videotron Ltd., 5.125%, 4/15/2027 (n)		$418,000	389,033
Videotron Ltd., 3.625%, 6/15/2029 (n)		384,000	323,635
Virgin Media Finance PLC, 5%, 7/15/2030 (n)		1,015,000	797,976
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)		769,000	652,931
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		1,420,000	1,034,604
			$15,791,050
Chemicals – 2.5%
Alpek SAB de C.V., 3.25%, 2/25/2031 (n)		$400,000	$305,350
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)		412,000	379,427
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)		624,000	512,907
Chemours Co., 4.625%, 11/15/2029 (n)		167,000	128,987
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		575,000	489,241
Ingevity Corp., 3.875%, 11/01/2028 (n)		907,000	736,334
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)		662,000	537,054
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)		709,000	567,008
Sasol Financing (USA) LLC, 4.375%, 9/18/2026		558,000	489,031
Sasol Financing (USA) LLC, 8.75%, 5/03/2029 (n)		356,000	338,200
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		600,000	459,371
SCIH Salt Holdings, Inc., 6.625%, 5/01/2029 (n)		543,000	455,156
SCIL IV LLC/SCIL USA Holdings LLC, 9.5%, 7/15/2028 (n)	EUR	484,000	517,861
Windsor Holdings III, LLC, 8.5%, 6/15/2030 (n)		$816,000	794,349
			$6,710,276
Computer Software – 0.9%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)		$465,000	$429,841
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8%, 6/15/2029 (n)		326,000	322,001
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)		210,000	180,307
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)		607,000	522,202
Microsoft Corp., 2.525%, 6/01/2050		529,000	302,811
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)		651,000	574,539
			$2,331,701

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software - Systems – 1.2%
Apple, Inc., 4.5%, 2/23/2036		$263,000	$243,205
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		1,080,000	1,039,295
Sabre GLBL, Inc., 8.625%, 6/01/2027 (n)		275,000	228,072
Sabre GLBL, Inc., 11.25%, 12/15/2027 (n)		285,000	253,789
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		1,081,000	1,014,272
Virtusa Corp., 7.125%, 12/15/2028 (n)		448,000	354,502
			$3,133,135
Conglomerates – 3.2%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)		$490,000	$431,193
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)		1,064,000	909,720
Chart Industries, Inc., 9.5%, 1/01/2031 (n)		653,000	672,567
Emerald Debt Merger, 6.625%, 12/15/2030 (n)		973,000	925,566
Gates Global LLC, 6.25%, 1/15/2026 (n)		457,000	447,586
Griffon Corp., 5.75%, 3/01/2028		650,000	586,994
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		358,000	301,422
Madison IAQ LLC, 5.875%, 6/30/2029 (n)		571,000	442,317
nVent Finance S.à r.l., 5.65%, 5/15/2033		534,000	484,789
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)		685,000	655,266
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)		454,000	427,207
TriMas Corp., 4.125%, 4/15/2029 (n)		1,181,000	980,865
Veralto Corp., 4.15%, 9/19/2031	EUR	273,000	281,782
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028		$1,000,000	932,397
			$8,479,671
Construction – 0.7%
Dream Finders Homes, Inc., 8.25%, 8/15/2028 (n)		$422,000	$417,501
Empire Communities Corp., 7%, 12/15/2025 (n)		341,000	316,929
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		240,000	215,631
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		508,000	414,761
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		634,000	544,447
			$1,909,269
Consumer Products – 1.3%
Energizer Gamma Acquisition B.V., 3.5%, 6/30/2029	EUR	335,000	$278,331
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		$643,000	524,895
HFC Prestige Products, Inc. / HFC Prestige International US LLC, 6.625%, 7/15/2030 (n)		649,000	618,317
Kenvue, Inc., 5.05%, 3/22/2053		613,000	526,686
Newell Brands, Inc., 6.375%, 9/15/2027		508,000	475,749
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		760,000	700,697
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		268,000	212,859

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Consumer Products – continued
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)		$355,000	$210,293
			$3,547,827
Consumer Services – 3.0%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		$784,000	$681,003
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		400,000	289,000
ANGI Group LLC, 3.875%, 8/15/2028 (n)		657,000	492,745
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		601,000	485,440
Cushman & Wakefield PLC, 6.75%, 5/15/2028 (n)		498,000	454,211
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		1,069,000	897,373
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		532,000	483,427
Match Group Holdings II LLC, 5%, 12/15/2027 (n)		383,000	353,254
Match Group Holdings II LLC, 4.625%, 6/01/2028 (n)		965,000	866,464
Match Group Holdings II LLC, 4.125%, 8/01/2030 (n)		225,000	182,819
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)		55,000	42,212
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		508,000	320,138
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)		420,000	261,507
Securitas Treasury Ireland DAC, 4.375%, 3/06/2029	EUR	225,000	236,586
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)		$753,000	585,226
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		967,000	798,495
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)		538,000	497,650
			$7,927,550
Containers – 2.0%
ARD Finance S.A., 6.5% (6.5% Cash or 7.25% PIK), 6/30/2027 (n)(p)		$224,000	$130,408
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)		375,000	305,409
Ardagh Metal Packaging Finance USA LLC, 4%, 9/01/2029 (n)		1,065,000	798,824
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)		789,000	573,508
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)		1,176,000	923,160
Crown Americas LLC, 5.25%, 4/01/2030		316,000	285,585
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		729,000	689,200
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		349,000	335,604
DS Smith PLC, 4.5%, 7/27/2030	EUR	290,000	299,423
LABL, Inc., 5.875%, 11/01/2028 (n)		$548,000	463,743

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Containers – continued
Mauser Packaging Solutions, 7.875%, 8/15/2026 (n)	$272,000	$254,761
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	411,000	342,943
		$5,402,568
Electronics – 1.1%
Entegris, Inc., 4.375%, 4/15/2028 (n)	$359,000	$320,300
Entegris, Inc., 3.625%, 5/01/2029 (n)	487,000	407,276
Intel Corp., 5.7%, 2/10/2053	332,000	297,117
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	245,000	242,557
Sensata Technologies B.V., 5%, 10/01/2025 (n)	805,000	782,676
Sensata Technologies B.V., 5.875%, 9/01/2030 (n)	390,000	356,200
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	134,000	113,259
Synaptics, Inc., 4%, 6/15/2029 (n)	598,000	493,350
		$3,012,735
Emerging Market Quasi-Sovereign – 5.7%
Bank Gospodarstwa Krajowego (Republic of Poland), 5.375%, 5/22/2033 (n)	$200,000	$185,750
Corporación Nacional del Cobre de Chile, 5.95%, 1/08/2034 (n)	333,000	309,322
Emirates NBD Bank PJSC, 5.875%, 10/11/2028	441,000	436,590
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026 (n)	423,000	390,352
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026	806,000	743,792
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026	534,000	502,594
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)	1,052,000	950,798
Export-Import Bank of India, 3.375%, 8/05/2026	1,366,000	1,285,075
First Abu Dhabi Bank PJSC, 6.32% to 4/04/2029, FLR (CMT - 5yr. + 1.7%) to 4/04/2034	416,000	407,160
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	700,000	553,938
Industrial & Commercial Bank of China Macau, 2.875% to 9/12/2024, FLR (CMT - 5yr. + 1.65%) to 9/12/2029	700,000	680,603
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025	1,000,000	894,780
Korea Development Bank, 4.25%, 9/08/2032	771,000	689,050
Magyar Export-Import Bank PLC (Republic of Hungary), 6.125%, 12/04/2027 (n)	200,000	195,621
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.625%, 11/08/2028 (a)(n)	869,000	412,775
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044 (n)	373,000	304,927

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		$600,000	$383,856
Petroleos Mexicanos, 6.875%, 8/04/2026		460,000	424,736
Petroleos Mexicanos, 6.49%, 1/23/2027		904,000	800,605
Petroleos Mexicanos, 6.7%, 2/16/2032		907,000	668,745
Petroleos Mexicanos, 6.75%, 9/21/2047		1,593,000	902,280
Qatar Petroleum, 3.125%, 7/12/2041		355,000	233,129
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		547,000	494,488
REC Ltd. (Republic of India), 5.625%, 4/11/2028 (n)		336,000	326,764
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		767,000	755,802
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		1,152,000	1,121,357
			$15,054,889
Emerging Market Sovereign – 13.6%
Arab Republic of Egypt, 6.588%, 2/21/2028		$487,000	$310,462
Arab Republic of Egypt, 7.903%, 2/21/2048		920,000	465,847
Czech Republic, 2%, 10/13/2033	CZK	17,000,000	578,909
Dominican Republic, 5.5%, 2/22/2029 (n)		$747,000	679,808
Dominican Republic, 5.875%, 1/30/2060 (n)		2,006,000	1,422,228
Federal Republic of Nigeria, 8.747%, 1/21/2031 (n)		920,000	788,937
Federative Republic of Brazil, 10%, 1/01/2029	BRL	3,000,000	559,621
Hellenic Republic (Republic of Greece), 1.75%, 6/18/2032 (n)	EUR	4,371,000	3,885,620
Hellenic Republic (Republic of Greece), 4.25%, 6/15/2033 (n)		1,300,000	1,383,492
Kingdom of Morocco, 1.375%, 3/30/2026		758,000	731,509
Kingdom of Morocco, 3%, 12/15/2032 (n)		$448,000	333,760
Kingdom of Saudi Arabia, 5%, 1/18/2053		291,000	230,118
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	42,100,000	957,020
Oriental Republic of Uruguay, 9.75%, 7/20/2033		10,000,000	247,834
Republic of Angola, 8.25%, 5/09/2028		$491,000	414,895
Republic of Angola, 9.375%, 5/08/2048		400,000	284,148
Republic of Argentina, 3.625%, 7/09/2035		1,047,289	256,962
Republic of Benin, 6.875%, 1/19/2052	EUR	800,000	551,922
Republic of Chile, 3.1%, 1/22/2061		$672,000	360,681
Republic of Cote d'Ivoire, 5.25%, 3/22/2030	EUR	1,150,000	1,003,873
Republic of Ghana, 8.125%, 3/26/2032 (a)(n)		$593,000	247,234
Republic of Guatemala, 6.125%, 6/01/2050 (n)		564,000	448,732
Republic of Hungary, 5.5%, 6/16/2034 (n)		970,000	863,106
Republic of Kenya, 8%, 5/22/2032 (n)		776,000	606,785
Republic of Korea, 1.375%, 6/10/2030	KRW	6,300,000,000	3,896,716

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Paraguay, 5.6%, 3/13/2048		$1,049,000	$808,234
Republic of Peru, 7.3%, 8/12/2033	PEN	3,140,000	800,326
Republic of Philippines, 3.556%, 9/29/2032		$327,000	275,313
Republic of Romania, 2.124%, 7/16/2031 (n)	EUR	1,200,000	939,923
Republic of Romania, 6.375%, 9/18/2033		550,000	573,519
Republic of Serbia, 2.05%, 9/23/2036 (n)		456,000	289,400
Republic of Sri Lanka, 6.125%, 6/03/2025 (a)(d)		$668,000	344,665
Republic of Turkey, 4.75%, 1/26/2026		521,000	486,614
Sultanate of Oman, 6%, 8/01/2029		750,000	726,214
Sultanate of Oman, 7%, 1/25/2051		600,000	550,500
United Mexican States, 7.5%, 6/03/2027	MXN	87,500,000	4,441,053
United Mexican States, 7.75%, 5/29/2031		42,500,000	2,052,725
United Mexican States, 4.75%, 4/27/2032		$736,000	651,981
United Mexican States, 4.875%, 5/19/2033		645,000	565,522
United Mexican States, 6.338%, 5/04/2053		463,000	404,765
United Mexican States, 3.771%, 5/24/2061		753,000	424,439
			$35,845,412
Energy - Independent – 3.9%
Callon Petroleum Co., 8%, 8/01/2028 (n)		$492,000	$486,178
Callon Petroleum Co., 7.5%, 6/15/2030 (n)		164,000	158,844
Civitas Resources, Inc., 8.375%, 7/01/2028 (n)		518,000	521,191
Civitas Resources, Inc., 8.625%, 11/01/2030 (n)		160,000	162,852
Civitas Resources, Inc., 8.75%, 7/01/2031 (n)		325,000	328,012
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)		788,000	717,098
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)		837,000	789,458
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)		500,000	487,500
Energean Israel Finance Ltd., 4.875%, 3/30/2026		622,000	547,360
Leviathan Bond Ltd., 6.125%, 6/30/2025 (n)		670,000	620,287
Matador Resources Co., 6.875%, 4/15/2028 (n)		619,000	606,606
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		498,000	466,386
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)		485,000	463,275
Occidental Petroleum Corp., 6.45%, 9/15/2036		426,000	413,765
Permian Resources Operating LLC, 7.75%, 2/15/2026 (n)		115,000	114,897
Permian Resources Operating LLC, 5.875%, 7/01/2029 (n)		809,000	752,962
Permian Resources Operating LLC, 7%, 1/15/2032 (n)		189,000	183,215
Santos Finance Ltd., 6.875%, 9/19/2033 (n)		333,000	317,208
Sitio Royalties Operating Partnership, LP, 7.875%, 11/01/2028 (n)		430,000	424,152
SM Energy Co., 6.5%, 7/15/2028		433,000	416,856

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$422,000	$376,078
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		1,025,000	913,460
			$10,267,640
Energy - Integrated – 0.4%
BP Capital Markets America, Inc., 4.812%, 2/13/2033		$336,000	$307,000
BP Capital Markets B.V., 4.323%, 5/12/2035	EUR	340,000	346,544
BP Capital Markets B.V., 0.933%, 12/04/2040		190,000	112,166
Citgo Petroleum Corp., 8.375%, 1/15/2029 (n)		$332,000	328,800
			$1,094,510
Engineering - Construction – 0.1%
John Deere Bank S.A., 5.125%, 10/18/2028	GBP	305,000	$367,861
Entertainment – 1.7%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)		$511,000	$496,893
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)		943,000	841,969
Carnival Corp. PLC, 4%, 8/01/2028 (n)		164,000	142,650
Carnival Corp. PLC, 6%, 5/01/2029 (n)		190,000	160,511
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)		504,000	452,340
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)		416,000	383,376
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)		713,000	650,150
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)		647,000	563,556
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)		378,000	340,540
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029 (n)		218,000	193,203
VOC Escrow Ltd., 5%, 2/15/2028 (n)		341,000	306,362
			$4,531,550
Financial Institutions – 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.75%, 6/06/2028		$345,000	$331,209
Avation Capital S.A., 8.25% (8.25% Cash or 9% PIK), 10/31/2026 (n)(p)		619,128	527,807
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)		640,000	633,981
Corporacion Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 5/13/2031		254,000	202,838
CPI Property Group S.A., 3.75% to 7/27/2028, FLR (EUR Swap Rate - 5yr. + 4.338%) to 7/27/2033, FLR (EUR Swap Rate - 5yr. + 4.588%) to 7/27/2048, FLR (EUR Swap Rate - 5yr. + 5.338%) to 1/27/2170	EUR	420,000	116,433
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)		$707,000	683,531
Credit Acceptance Corp., 6.625%, 3/15/2026		78,000	74,061

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
CTP N.V., 0.875%, 1/20/2026	EUR	360,000	$338,638
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		$754,000	718,716
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)		378,000	347,868
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% Cash or 7.25% PIK), 9/15/2024 (n)(p)		1,704,623	1,540,493
Globalworth Ltd., REIT, 2.95%, 7/29/2026	EUR	770,000	625,534
Grand City Properties S.A., 5.901% to 10/24/2023, FLR (EUR Swap Rate - 5yr. + 2.432%) to 10/24/2028, FLR (EUR Swap Rate - 5yr. + 2.682%) to 10/24/2043, FLR (EUR Swap Rate - 5yr. + 3.432%) to 10/24/2169		500,000	302,892
Howard Hughes Corp., 4.125%, 2/01/2029 (n)		$883,000	708,608
Macquarie AirFinance Holdings Ltd., 8.125%, 3/30/2029 (n)		429,000	422,587
Macquarie AirFinance Ltd., 8.375%, 5/01/2028 (n)		695,000	692,741
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)		958,000	890,480
Nationstar Mortgage Holdings, Inc., 5.75%, 11/15/2031 (n)		137,000	114,100
OneMain Finance Corp., 6.875%, 3/15/2025		490,000	483,431
OneMain Finance Corp., 7.125%, 3/15/2026		792,000	769,189
OneMain Finance Corp., 5.375%, 11/15/2029		267,000	219,537
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)		456,000	370,588
Samhallsbyggnadsbolaget i Norden AB, 1.75%, 1/14/2025	EUR	610,000	555,630
Samhallsbyggnadsbolaget i Norden AB, 2.375%, 9/04/2026		100,000	76,015
Samhallsbyggnadsbolaget i Norden AB, 2.875% to 1/30/2027, FLR (EUR Swap Rate - 5yr. + 3.223%) to 1/30/2032, FLR (EUR Swap Rate - 5yr. + 3.473%) to 1/30/2047, FLR (EUR Swap Rate - 5yr. + 4.473%) to 1/30/2171		1,160,000	196,383
SLM Corp., 3.125%, 11/02/2026		$724,000	629,404
VGP N.V., 1.5%, 4/08/2029	EUR	300,000	234,585
			$12,807,279
Food & Beverages – 4.0%
Anheuser-Busch InBev S.A./N.V., 2%, 1/23/2035	EUR	340,000	$292,590
Anheuser-Busch InBev Worldwide, Inc., 4%, 4/13/2028		$325,000	305,634
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		534,000	441,722
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		331,000	300,289
B&G Foods, Inc., 5.25%, 9/15/2027		170,000	139,912
B&G Foods, Inc., 8%, 9/15/2028 (n)		303,000	295,271
Bacardi Ltd., 5.15%, 5/15/2038 (n)		530,000	444,701
Bacardi-Martini B.V., 5.4%, 6/15/2033 (n)		325,000	296,962
Carlsberg Breweries A.S., 4.25%, 10/05/2033	EUR	192,000	201,701
Central America Bottling Co., 5.25%, 4/27/2029 (n)		$691,000	608,080
Constellation Brands, Inc., 3.15%, 8/01/2029		466,000	402,362
Constellation Brands, Inc., 2.25%, 8/01/2031		393,000	298,645

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029		$439,000	$361,435
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032		1,000,000	768,698
JM Smucker Co., 6.5%, 11/15/2053		390,000	367,720
Kraft Heinz Foods Co., 3.875%, 5/15/2027		505,000	473,418
Performance Food Group Co., 5.5%, 10/15/2027 (n)		783,000	732,163
Pernod Ricard S.A., 3.75%, 9/15/2033	EUR	200,000	204,138
Post Holdings, Inc., 5.625%, 1/15/2028 (n)		$502,000	466,544
Post Holdings, Inc., 4.625%, 4/15/2030 (n)		901,000	754,487
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)		961,000	810,805
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		560,000	444,072
TreeHouse Foods, Inc., 4%, 9/01/2028		483,000	392,924
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)		756,000	666,911
United Natural Foods, Inc., 6.75%, 10/15/2028 (n)		272,000	214,031
			$10,685,215
Gaming & Lodging – 2.3%
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)		$135,000	$110,947
Caesars Entertainment, Inc., 7%, 2/15/2030 (n)		560,000	540,452
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)		593,000	587,588
CCM Merger, Inc., 6.375%, 5/01/2026 (n)		613,000	580,252
CDI Escrow Issuer, Inc., 5.75%, 4/01/2030 (n)		540,000	482,439
Marriott International, Inc., 2.85%, 4/15/2031		623,000	489,577
Penn National Gaming, Inc., 4.125%, 7/01/2029 (n)		541,000	420,335
VICI Properties LP, REIT, 4.95%, 2/15/2030		443,000	394,926
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		700,000	617,785
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)		680,000	591,682
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)		850,000	713,110
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		688,000	586,730
			$6,115,823
Industrial – 1.3%
Albion Financing 1 S.à r.l., 6.125%, 10/15/2026 (n)		$210,000	$194,250
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)		640,000	584,633
APi Escrow Corp., 4.75%, 10/15/2029 (n)		924,000	790,234
Arcadis N.V., 4.875%, 2/28/2028	EUR	478,000	503,289
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$966,000	516,617

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Industrial – continued
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)		$824,000	$732,021
			$3,321,044
Insurance – 1.0%
AIA Group Ltd., 0.88% to 9/09/2028, FLR (EUR Swap Rate - 5yr. + 1.1%) to 9/09/2033	EUR	360,000	$306,388
Allianz SE, 3.2% to 4/30/2028, FLR (CMT - 5yr. + 2.165%) to 4/30/2171 (n)		$400,000	284,470
ASR Nederland N.V., 7% to 12/07/2033, FLR (EUR Swap Rate - 5yr. + 5.3%) to 12/07/2043	EUR	370,000	400,775
AXA S.A., 5.5% to 7/11/2033, FLR (EURIBOR - 3mo. + 3.6%) to 7/11/2043		490,000	508,597
Corebridge Financial, Inc., 4.35%, 4/05/2042		$636,000	461,136
Equitable Holdings, Inc., 5.594%, 1/11/2033		431,000	396,860
Groupe des Assurances du Credit Mutuel, 1.85% to 4/21/2032, FLR (EURIBOR - 3mo. + 2.65%) to 4/21/2042	EUR	300,000	230,549
			$2,588,775
Insurance - Health – 0.1%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$339,000	$301,375
Insurance - Property & Casualty – 2.5%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)		$333,000	$322,855
Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/2029 (n)		272,000	223,032
Acrisure LLC/Acrisure Finance, Inc., 6%, 8/01/2029 (n)		599,000	483,186
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027 (n)		441,000	402,748
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)		807,000	670,002
American International Group, Inc., 5.125%, 3/27/2033		317,000	288,267
AmWINS Group Benefits, Inc., 4.875%, 6/30/2029 (n)		548,000	469,111
Aon Corp./Aon Global Holdings PLC, 3.9%, 2/28/2052		387,000	260,200
Arthur J. Gallagher & Co., 6.5%, 2/15/2034 (w)		229,000	227,287
Arthur J. Gallagher & Co., 6.75%, 2/15/2054 (w)		252,000	247,615
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)		530,000	449,615
Fairfax Financial Holdings Ltd., 4.25%, 12/06/2027	CAD	790,000	533,133
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)		$397,000	386,561
Hub International Ltd., 5.625%, 12/01/2029 (n)		652,000	561,516
Hub International Ltd., 7.25%, 6/15/2030 (n)		450,000	438,957
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	335,000	325,405
RenaissanceRe Holdings Ltd., 5.75%, 6/05/2033		$444,000	408,464
			$6,697,954

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – 1.2%
Belfius Bank S.A., 4.125%, 9/12/2029	EUR	400,000	$419,657
Electricite de France S.A., 6.25%, 5/23/2033 (n)		$600,000	583,189
Landsbankinn hf., 6.375%, 3/12/2027	EUR	290,000	309,369
Logicor Financing S.à r.l., 1.625%, 1/17/2030		400,000	316,549
Logicor Financing S.à r.l., 0.875%, 1/14/2031		175,000	124,883
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)		$475,000	475,218
NBN Co. Ltd. (Commonwealth of Australia), 4.375%, 3/15/2033	EUR	369,000	386,089
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$425,000	313,956
P3 Group S.à r.l., 1.625%, 1/26/2029	EUR	370,000	310,559
			$3,239,469
International Market Sovereign – 5.8%
Commonwealth of Australia, 3.75%, 4/21/2037	AUD	7,502,000	$4,144,782
Government of Bermuda, 2.375%, 8/20/2030 (n)		$239,000	189,145
Government of Bermuda, 5%, 7/15/2032 (n)		731,000	665,261
Government of New Zealand, 1.5%, 5/15/2031	NZD	5,557,000	2,445,969
Government of New Zealand, 3.5%, 4/14/2033		10,300,000	5,101,322
Kingdom of Sweden, 1.75%, 11/11/2033	SEK	10,000,000	804,124
United Kingdom Treasury, 0.375%, 10/22/2030	GBP	2,000,000	1,855,140
			$15,205,743
Local Authorities – 0.1%
Province of British Columbia, 2.95%, 6/18/2050	CAD	315,000	$161,504
Machinery & Tools – 1.0%
Ashtead Capital, Inc., 5.95%, 10/15/2033 (n)		$508,000	$463,481
CNH Industrial Capital LLC, 1.875%, 1/15/2026		401,000	368,007
CNH Industrial Capital LLC, 5.5%, 1/12/2029		435,000	421,641
Ritchie Bros Holdings, Inc., 7.75%, 3/15/2031 (n)		881,000	883,203
Terex Corp., 5%, 5/15/2029 (n)		644,000	563,723
			$2,700,055
Major Banks – 5.3%
Banco de Sabadell S.A., 5%, 6/07/2029	EUR	400,000	$425,896
Banco de Sabadell S.A., 9.375% to 1/18/2029, FLR (EUR Swap Rate - 5yr. + 6.83%) to 4/18/2172		200,000	207,328
Bank of America Corp., 5.202% to 4/25/2033, FLR (SOFR - 1 day + 1.63%) to 4/25/2029		$528,000	502,004
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		775,000	594,230

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Bank of Ireland Group PLC, 5% to 7/04/2030, FLR (EUR ICE Swap Rate - 1yr. + 2.05%) to 7/04/2031	EUR	340,000	$358,799
BNP Paribas S.A., 5.97%, 3/23/2172		$970,000	889,490
BPER Banca S.p.A., 5.75% to 9/11/2028, FLR (EURIBOR - 3mo. + 2.6%) to 9/11/2029	EUR	500,000	512,780
Capital One Financial Corp., 6.377% to 6/08/2033, FLR (SOFR - 1 day + 2.860%) to 6/08/2034		$319,000	290,906
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		688,000	510,408
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032		336,000	249,396
Goldman Sachs Group, Inc., 3.436% to 2/24/2042, FLR (SOFR - 1 day + 1.632%) to 2/24/2043		210,000	138,723
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026		674,000	628,040
HSBC Holdings PLC, 6.8% to 9/14/2030, FLR (SONIA + 2.124%) to 9/14/2031	GBP	250,000	305,646
HSBC Holdings PLC, 4.787% to 3/10/2031, FLR (EURIBOR - 3mo. + 1.55%) to 3/10/2032	EUR	370,000	386,313
HSBC Holdings PLC, 4.856% to 5/23/2032, FLR (EURIBOR - 3mo. + 1.942%) to 5/23/2033		355,000	370,289
JPMorgan Chase & Co., 1.953% to 2/04/2031, FLR (SOFR - 1 day + 1.065%) to 2/04/2032		$810,000	601,747
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR - 1 day + 2.44%) to 4/22/2051		623,000	366,965
Lloyds Banking Group PLC, 4.75% to 9/21/2030, FLR (EUR Swap Rate - 1yr. + 1.6%) to 9/21/2031	EUR	270,000	280,722
mBank S.A., 8.375% to 9/11/2026, FLR (EURIBOR - 3mo. + 4.901%) to 9/11/2027		500,000	535,610
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032		$550,000	413,728
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR - 1 day + 0.879%) to 5/04/2027		527,000	468,279
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		462,000	391,164
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034		222,000	202,615
Société Générale S.A., 5.625%, 6/02/2033	EUR	400,000	408,632
Toronto-Dominion Bank, 4.108%, 6/08/2027		$719,000	674,086
Toronto-Dominion Bank, 8.125% to 10/31/2027, FLR (CMT - 5yr. + 4.075%) to 10/31/2082		770,000	755,418
UBS Group AG, 2.746% to 2/11/2032, FLR (CMT - 1yr. + 1.1%) to 2/11/2033 (n)		956,000	700,004

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Unicaja Banco S.A., 1% to 12/01/2025, FLR (EUR ICE Swap Rate - 1yr. + 1.15%) to 12/01/2026	EUR	400,000	$387,499
Unicaja Banco S.A., 5.13% to 2/21/2028, FLR (EUR Swap Rate - 1yr. + 2.15%) to 2/20/2029		300,000	310,056
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)		$530,000	485,761
UniCredit S.p.A., 7.5% to 6/03/2026, FLR (EUR ICE Swap Rate - 5yr. + 7.334%) to 6/03/2171	EUR	290,000	298,411
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		$430,000	338,568
			$13,989,513
Medical & Health Technology & Services – 4.0%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$765,000	$635,544
Alcon Finance Corp., 3.8%, 9/23/2049 (n)		200,000	135,523
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		918,000	817,121
Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028 (n)		406,000	403,259
Becton, Dickinson and Co., 4.298%, 8/22/2032		166,000	145,802
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		954,000	805,243
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		383,000	324,849
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		759,000	294,113
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)		658,000	467,281
CVS Health Corp., 5.25%, 1/30/2031		215,000	202,350
CVS Health Corp., 5.625%, 2/21/2053		403,000	341,513
Encompass Health Corp., 5.75%, 9/15/2025		184,000	178,868
Encompass Health Corp., 4.75%, 2/01/2030		728,000	629,119
Encompass Health Corp., 4.625%, 4/01/2031		115,000	95,730
HCA, Inc., 5.25%, 6/15/2026		209,000	204,059
HCA, Inc., 5.125%, 6/15/2039		298,000	245,138
IQVIA, Inc., 5%, 5/15/2027 (n)		965,000	907,856
IQVIA, Inc., 6.5%, 5/15/2030 (n)		400,000	388,000
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)		255,000	210,862
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		318,000	167,600
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		205,000	187,209
Star Parent, Inc., 9%, 10/01/2030 (n)		162,000	160,766
Tenet Healthcare Corp., 6.125%, 10/01/2028		411,000	381,202
Tenet Healthcare Corp., 4.375%, 1/15/2030		393,000	332,442
Tenet Healthcare Corp., 6.125%, 6/15/2030		645,000	596,961
Tenet Healthcare Corp., 6.75%, 5/15/2031 (n)		271,000	257,351

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Thermo Fisher Scientific (Finance I) B.V., 2%, 10/18/2051	EUR	330,000	$202,859
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		$238,000	199,021
Thermo Fisher Scientific, Inc., 4.977%, 8/10/2030		315,000	300,474
U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)		543,000	461,965
			$10,680,080
Medical Equipment – 0.9%
Embecta Corp., 5%, 2/15/2030 (n)		$653,000	$518,528
Fresenius Se & Co. KGaA, 5.125%, 10/05/2030	EUR	540,000	583,813
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)		$569,000	587,077
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (n)		400,000	340,489
Teleflex, Inc., 4.625%, 11/15/2027		321,000	293,715
			$2,323,622
Metals & Mining – 2.5%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$371,000	$351,942
Anglo American Capital PLC, 4.75%, 9/21/2032	EUR	490,000	505,498
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$564,000	542,132
FMG Resources Ltd., 4.375%, 4/01/2031 (n)		1,282,000	1,033,189
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		435,000	337,685
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)		811,000	594,495
GrafTech Finance, Inc., 9.875%, 12/15/2028 (n)		138,000	123,577
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)		871,000	725,776
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)		441,000	325,857
Novelis Corp., 3.25%, 11/15/2026 (n)		444,000	395,223
Novelis Corp., 4.75%, 1/30/2030 (n)		656,000	556,599
Novelis Corp., 3.875%, 8/15/2031 (n)		358,000	279,598
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2026 (n)		367,032	311,977
Taseko Mines Ltd., 7%, 2/15/2026 (n)		537,000	487,116
			$6,570,664
Midstream – 4.5%
Columbia Pipelines Operating Co. LLC, 5.927%, 8/15/2030 (n)		$414,000	$399,748
Columbia Pipelines Operating Co. LLC, 6.036%, 11/15/2033 (n)		219,000	207,972
DT Midstream, Inc., 4.125%, 6/15/2029 (n)		582,000	500,409
DT Midstream, Inc., 4.375%, 6/15/2031 (n)		860,000	714,195
Enbridge, Inc., 5.7%, 3/08/2033		289,000	270,225
Enbridge, Inc., 8.5% to 1/15/2034, FLR (CMT - 5yr. + 4.431%) to 1/15/2054, FLR (CMT - 5yr. + 5.181%) to 1/15/2084		369,000	353,490
Energy Transfer LP, 5.55%, 2/15/2028		221,000	214,547

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Energy Transfer LP, 7.125% to 5/15/2030, FLR (CMT - 5yr. + 5.306%) to 5/15/2171		$330,000	$274,041
EQM Midstream Partners LP, 5.5%, 7/15/2028		1,317,000	1,229,106
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)		447,655	362,404
Genesis Energy LP/Genesis Energy Finance Corp., 8%, 1/15/2027		227,000	217,977
Genesis Energy LP/Genesis Energy Finance Corp., 8.875%, 4/15/2030		265,000	256,177
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		374,180	354,870
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)		587,000	538,602
NuStar Logistics, LP, 6.375%, 10/01/2030		548,000	506,900
Peru LNG, 5.375%, 3/22/2030		1,047,000	802,049
Sabine Pass Liquefaction LLC, 5%, 3/15/2027		285,000	274,473
Tallgrass Energy Partners LP, 6%, 3/01/2027 (n)		227,000	207,681
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)		896,000	784,941
Targa Resources Corp., 4.2%, 2/01/2033		201,000	166,601
Targa Resources Corp., 4.95%, 4/15/2052		290,000	211,604
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)		839,000	698,198
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)		218,000	205,652
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)		932,000	749,334
Venture Global LNG, Inc., 8.125%, 6/01/2028 (n)		559,000	542,689
Venture Global LNG, Inc., 9.5%, 2/01/2029 (n)		479,000	486,635
Venture Global LNG, Inc., 8.375%, 6/01/2031 (n)		522,000	498,121
			$12,028,641
Municipals – 0.4%
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 2.641%, 7/01/2037		$565,000	$478,218
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040		605,000	439,711
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028		209,000	179,653
			$1,097,582
Natural Gas - Distribution – 0.3%
ENGIE S.A., 4.5%, 9/06/2042	EUR	200,000	$200,252
ENGIE S.A., 4.25%, 1/11/2043		200,000	194,447
Eustream A.S., 1.625%, 6/25/2027		510,000	430,637
			$825,336

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Natural Gas - Pipeline – 0.3%
APA Infrastructure Ltd., 0.75%, 3/15/2029	EUR	340,000	$291,935
APA Infrastructure Ltd., 2.5%, 3/15/2036	GBP	740,000	576,547
			$868,482
Network & Telecom – 0.5%
Iliad Holding S.A.S., 6.5%, 10/15/2026 (n)		$200,000	$186,891
Iliad Holding S.A.S., 7%, 10/15/2028 (n)		854,000	772,829
Total Play Telecomunicaciones S.A. de C.V., 7.5%, 11/12/2025 (n)		358,000	258,435
			$1,218,155
Oil Services – 0.6%
MV24 Capital B.V., 6.748%, 6/01/2034		$840,590	$730,429
Nabors Industries Ltd., 7.25%, 1/15/2026 (n)		668,000	627,566
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)		267,000	254,705
			$1,612,700
Oils – 1.2%
Parkland Corp., 4.625%, 5/01/2030 (n)		$1,187,000	$1,011,918
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028		562,000	516,648
Puma International Financing S.A., 5%, 1/24/2026		1,416,000	1,272,304
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)		359,000	272,241
			$3,073,111
Other Banks & Diversified Financials – 2.7%
Abanca Corp. Bancaria S.A., 5.875% to 4/02/2029, FLR (EUR Swap Rate - 1yr. + 2.6%) to 4/02/2030	EUR	500,000	$520,911
ABANCA Corp. Bancaria S.A., 8.375% to 9/23/2028, FLR (EUR ICE Swap Rate - 5yr. + 5.245%) to 9/23/2033		500,000	523,865
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)		$421,000	411,757
AIB Group PLC, 5.25%, 10/23/2031	EUR	350,000	372,855
Alpha Bank, 4.25%, 2/13/2030		260,000	257,059
BBVA Bancomer S.A., 8.45%, 6/29/2038 (n)		$425,000	405,433
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		500,000	361,971
BPCE S.A., 4.75% to 6/14/2033, FLR (EURIBOR - 3mo. + 1.83%) to 6/14/2034	EUR	300,000	311,976
CaixaBank S.A., 5% to 7/19/2028, FLR (EURIBOR - 3mo. + 1.65%) to 7/19/2029		300,000	317,464
CaixaBank S.A., 4.25%, 9/06/2030		300,000	313,457
CaixaBank S.A., 8.25% to 9/13/2029, FLR (EUR ICE Swap Rate - 5yr. + 5.142%) to 6/13/2172		400,000	411,567

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Deutsche Bank AG, 6.125% to 12/12/2029, FLR (SONIA + 2.621%) to 12/12/2030	GBP	300,000	$340,474
Deutsche Bank AG, 4% to 6/24/2027, FLR (EUR ICE Swap Rate - 5yr. + 3.3%) to 6/24/2032	EUR	300,000	285,687
Deutsche Bank AG, 10% to 4/30/2028, FLR (EUR ICE Swap Rate - 1yr. + 6.94%) to 11/14/2171		200,000	211,155
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$544,000	524,781
Intesa Sanpaolo S.p.A., 4.875%, 5/19/2030	EUR	405,000	425,059
Intesa Sanpaolo S.p.A., 5.125%, 8/29/2031		480,000	505,874
Manufacturers and Traders Trust Co., 4.7%, 1/27/2028		$359,000	325,318
Virgin Money UK PLC, 7.625%, 8/23/2029	GBP	330,000	402,319
			$7,228,982
Personal Computers & Peripherals – 0.4%
NCR Corp., 5%, 10/01/2028 (n)		$707,000	$610,424
NCR Corp., 5.125%, 4/15/2029 (n)		397,000	341,387
			$951,811
Pharmaceuticals – 1.0%
1375209 BC Ltd., 9%, 1/30/2028 (n)		$395,000	$382,907
Bausch Health Co., Inc., 11%, 9/30/2028 (n)		416,000	253,760
Bausch Health Co., Inc., 14%, 10/15/2030 (n)		89,000	47,932
Bayer AG, 6.625% to 12/25/2028, FLR (EUR Swap Rate - 5yr. + 3.432%) to 12/25/2033, FLR (EUR Swap Rate - 5yr. + 3.682%) to 12/25/2048, FLR (EUR Swap Rate - 5yr. + 4.432%) to 9/25/2083	EUR	500,000	524,297
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)		$580,000	500,981
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)		715,000	558,356
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/2033		452,000	415,389
			$2,683,622
Pollution Control – 1.0%
GFL Environmental, Inc., 4.25%, 6/01/2025 (n)		$255,000	$245,121
GFL Environmental, Inc., 4%, 8/01/2028 (n)		628,000	540,450
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)		179,000	153,266
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)		235,000	205,719
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)		285,000	243,049
Stericycle, Inc., 3.875%, 1/15/2029 (n)		817,000	694,166
Waste Management, Inc., 4.625%, 2/15/2033		539,000	488,833
			$2,570,604

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Precious Metals & Minerals – 0.6%
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	$577,000	$480,353
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	289,000	247,814
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	711,000	560,076
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)	431,000	393,957
		$1,682,200
Printing & Publishing – 0.3%
Cimpress PLC, 7%, 6/15/2026	$920,000	$851,386
Real Estate - Office – 0.3%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026	$298,000	$269,474
Corporate Office Property LP, REIT, 2%, 1/15/2029	197,000	149,678
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	346,000	253,598
		$672,750
Real Estate - Other – 0.9%
EPR Properties, REIT, 3.6%, 11/15/2031	$412,000	$296,561
Extra Space Storage LP, 5.5%, 7/01/2030	452,000	427,539
Lexington Realty Trust Co., 2.7%, 9/15/2030	395,000	299,944
RHP Hotel Properties, LP/RHP Finance Corp., 7.25%, 7/15/2028 (n)	688,000	666,919
XHR LP, REIT, 4.875%, 6/01/2029 (n)	719,000	608,323
		$2,299,286
Real Estate - Retail – 0.2%
STORE Capital Corp., REIT, 2.75%, 11/18/2030	$316,000	$221,829
WEA Finance LLC, 2.875%, 1/15/2027 (n)	400,000	342,206
		$564,035
Restaurants – 0.2%
Fertitta Entertainment LLC, 4.625%, 1/15/2029 (n)	$163,000	$136,974
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)	549,000	436,318
		$573,292
Retailers – 1.8%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)	$730,000	$617,501
AutoZone, Inc., 4.75%, 8/01/2032	383,000	340,090
Bath & Body Works, Inc., 5.25%, 2/01/2028	1,064,000	975,633
Home Depot, Inc., 4.875%, 2/15/2044	129,000	108,551
Home Depot, Inc., 3.625%, 4/15/2052	376,000	250,401
Lithia Motors, Inc., 3.875%, 6/01/2029 (n)	544,000	449,942
Macy's Retail Holdings LLC, 5.875%, 4/01/2029 (n)	638,000	562,461
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.125%, 4/01/2026 (n)	354,000	331,137
Penske Automotive Group Co., 3.75%, 6/15/2029	761,000	627,854

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Retailers – continued
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)		$753,000	$553,565
			$4,817,135
Specialty Chemicals – 0.3%
Covestro AG, 1.375%, 6/12/2030	EUR	400,000	$363,090
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		$356,000	295,173
			$658,263
Specialty Stores – 0.6%
DICK'S Sporting Goods, 3.15%, 1/15/2032		$327,000	$246,771
Michael Cos., Inc., 5.25%, 5/01/2028 (n)		390,000	282,578
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		365,000	203,488
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)		815,000	750,324
			$1,483,161
Supranational – 0.1%
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	405,000	$254,728
Telecommunications - Wireless – 2.3%
Altice France S.A., 5.5%, 1/15/2028 (n)		$275,000	$204,332
Altice France S.A., 6%, 2/15/2028 (n)		615,000	269,712
Cellnex Finance Co. S.A., 2%, 2/15/2033	EUR	700,000	562,887
Crown Castle, Inc., REIT, 3.7%, 6/15/2026		$441,000	414,516
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)		625,000	471,422
Rogers Communications, Inc., 3.8%, 3/15/2032		486,000	394,123
SBA Communications Corp., 3.875%, 2/15/2027		512,000	466,276
SBA Communications Corp., 3.125%, 2/01/2029		1,049,000	867,317
TDF Infrastructure S.A.S., 5.625%, 7/21/2028	EUR	300,000	316,932
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)		$900,000	812,250
T-Mobile USA, Inc., 3.875%, 4/15/2030		517,000	450,153
T-Mobile USA, Inc., 5.75%, 1/15/2034		375,000	355,779
Vodafone Group PLC, 3.375%, 8/08/2049	GBP	360,000	266,458
Vodafone Group PLC, 5.625%, 2/10/2053		$299,000	251,481
			$6,103,638
Telephone Services – 0.2%
Deutsche Telekom AG, 1.375%, 7/05/2034	EUR	70,000	$58,200
TELUS Corp., 2.85%, 11/13/2031	CAD	825,000	476,415
			$534,615

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Tobacco – 0.5%
B.A.T. International Finance PLC, 2.25%, 1/16/2030	EUR	350,000	$312,832
Philip Morris International, Inc., 5.125%, 11/17/2027		$623,000	607,277
Vector Group Ltd., 5.75%, 2/01/2029 (n)		330,000	279,648
			$1,199,757
Transportation - Services – 1.0%
Aeroporti di Roma S.p.A., 4.875%, 7/10/2033	EUR	490,000	$498,471
Autostrade per L’Italia S.p.A., 5.125%, 6/14/2033		170,000	173,220
Autostrade per L'Italia S.p.A., 4.75%, 1/24/2031		280,000	285,945
Holding d'Infrastructures de Transport, 1.475%, 1/18/2031		300,000	252,268
Sydney Airport Finance Co. Pty Ltd., 4.375%, 5/03/2033		486,000	503,897
Transurban Finance Co. Pty Ltd., 4.225%, 4/26/2033		170,000	174,089
Triton International Ltd., 3.15%, 6/15/2031 (n)		$486,000	354,115
United Parcel Service, 5.05%, 3/03/2053		571,000	490,213
			$2,732,218
U.S. Treasury Obligations – 2.9%
U.S. Treasury Bonds, 2.375%, 2/15/2042 (f)		$5,085,000	$3,357,689
U.S. Treasury Bonds, 3.625%, 5/15/2053 (f)		595,000	463,821
U.S. Treasury Notes, 4.125%, 8/31/2030		4,000,000	3,815,625
			$7,637,135
Utilities - Electric Power – 6.2%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$1,096,000	$1,049,990
American Electric Power Co., Inc., 5.699%, 8/15/2025		192,000	190,423
American Electric Power Co., Inc., 5.625%, 3/01/2033		257,000	241,226
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		86,000	66,193
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043		94,000	79,153
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053		79,000	58,531
Bruce Power LP, 2.68%, 12/21/2028	CAD	750,000	473,375
Calpine Corp., 4.5%, 2/15/2028 (n)		$854,000	770,051
Calpine Corp., 5.125%, 3/15/2028 (n)		702,000	628,242
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)		533,000	475,781
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		1,195,000	931,799
E.ON International Finance B.V., 5.875%, 10/30/2037	GBP	550,000	630,442
EDP Servicios Financieros Espana S.A., 4.375%, 4/04/2032	EUR	230,000	241,640
Enel Finance International N.V., 2.25%, 7/12/2031 (n)		$684,000	501,119
Enel Finance International N.V., 4.5%, 2/20/2043	EUR	230,000	220,586
Enel S.p.A., 1.875% to 9/08/2030, FLR (EUR Swap Rate - 5yr. + 2.011%) to 9/08/2035, FLR (EUR Swap Rate - 5yr. + 2.261%) to 9/08/2050, FLR (EUR Swap Rate - 5yr. + 3.011%) to 3/08/2170		315,000	240,394
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		$1,023,000	983,227

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Georgia Power Co., 4.95%, 5/17/2033		$530,000	$483,763
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		186,000	142,639
Listrindo Capital B.V., 4.95%, 9/14/2026		910,000	861,710
Mercury Chile Holdco LLC, 6.5%, 1/24/2027		448,000	401,230
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		594,000	536,976
National Grid Electricity Transmission PLC, 2%, 4/17/2040	GBP	420,000	287,934
National Grid PLC, 4.275%, 1/16/2035	EUR	200,000	200,401
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025		$214,000	213,877
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025		212,000	211,003
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)		107,000	101,115
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)		735,000	658,115
Pacific Gas & Electric Co., 6.1%, 1/15/2029		521,000	501,275
Pacific Gas & Electric Co., 6.4%, 6/15/2033		533,000	500,190
PPL Electric Utilities Corp, 1st Mortgage, 5.25%, 5/15/2053		437,000	376,095
SSE PLC, 4%, 9/05/2031	EUR	220,000	229,092
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033		$696,477	660,007
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		565,000	543,149
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)		731,000	669,684
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)		541,000	457,145
Virginia Electric & Power Co., 3.5%, 3/15/2027		225,000	209,076
Virginia Electric & Power Co., 2.875%, 7/15/2029		116,000	99,673
Xcel Energy, Inc., 4.6%, 6/01/2032		330,000	291,721
			$16,418,042
Utilities - Gas – 0.4%
EP Infrastructure A.S., 1.698%, 7/30/2026	EUR	560,000	$515,989
EP Infrastructure A.S., 2.045%, 10/09/2028		650,000	553,722
			$1,069,711
Utilities - Other – 0.2%
Aegea Finance S.à r.l., 9%, 1/20/2031 (n)		$448,000	$446,880
Total Bonds (Identified Cost, $393,537,468)			$349,690,583
Common Stocks – 0.1%
Cable TV – 0.0%
Intelsat Emergence S.A. (a)		7,354	$169,142
Oil Services – 0.1%
LTRI Holdings LP (a)(u)		520	$185,208
Total Common Stocks (Identified Cost, $805,739)			$354,350

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Convertible Bonds – 0.1%
Energy - Renewables – 0.1%
NextEra Energy Partners LP, 0%, 11/15/2025 (Identified Cost, $197,244)(n)	$236,000	$200,246
Contingent Value Rights – 0.0%
Cable TV – 0.0%
Intelsat Jackson Holdings S.A. - Series A, 12/05/2025 (a)	768	$5,383
Intelsat Jackson Holdings S.A. - Series B, 12/05/2025 (a)	768	4,614
Total Contingent Value Rights (Identified Cost, $0)		$9,997

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	6/24/22	7,000	$1,276

Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 5.43% (v) (Identified Cost, $5,745,306)	5,744,707	$5,745,282

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.0%
Market Index Securities – 0.0%
iTraxx Europe Crossover Series 40 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – November 2023 @ 4.375% (Premiums Paid, $55,145)	Put	Goldman Sachs International	$ 5,240,476	EUR 4,830,000	$51,099

Other Assets, Less Liabilities – (34.6)%	(91,597,962)
Net Assets – 100.0%	$264,454,871

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,745,282 and $350,307,551, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $185,321,186, representing 70.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BZDIOVRA	Brazil Interbank Deposit Rate
CDI	Interbank Deposit Certificates
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi (Offshore)
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

Portfolio of Investments – continued
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
UYU	Uruguayan Peso
Derivative Contracts at 10/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	828,986	USD	525,454	JPMorgan Chase Bank N.A.	1/19/2024	$1,775
AUD	1,270,696	USD	806,193	State Street Bank Corp.	1/19/2024	1,961
EUR	1,242,211	USD	1,317,005	HSBC Bank	1/19/2024	2,307
EUR	99,920	USD	105,671	JPMorgan Chase Bank N.A.	1/19/2024	452
EUR	1,305,471	USD	1,380,332	UBS AG	1/19/2024	6,165
GBP	562,611	USD	683,766	HSBC Bank	1/19/2024	502
HUF	4,188,129	USD	11,360	Goldman Sachs International	1/19/2024	102
NOK	3,547,921	USD	316,634	Merrill Lynch International	1/19/2024	1,680
SGD	9,939	USD	7,278	State Street Bank Corp.	1/19/2024	7
TWD	404,836	USD	12,481	Citibank N.A.	11/02/2023	0
USD	262,885	AUD	411,363	JPMorgan Chase Bank N.A.	1/19/2024	1,261
USD	413,101	BRL	2,028,648	JPMorgan Chase Bank N.A.	12/04/2023	12,250
USD	1,231,584	CAD	1,678,334	State Street Bank Corp.	1/19/2024	19,604
USD	425,958	CHF	379,592	Deutsche Bank AG	1/19/2024	4,927
USD	2,830,389	CNH	20,632,971	Barclays Bank PLC	1/19/2024	4,706
USD	47,984	EUR	45,110	Merrill Lynch International	1/19/2024	74
USD	46,950,882	EUR	44,185,966	State Street Bank Corp.	1/19/2024	22,416
USD	9,149,432	GBP	7,506,290	Deutsche Bank AG	1/19/2024	20,008
USD	1,864,443	GBP	1,530,257	HSBC Bank	1/19/2024	3,288
USD	13,174	IDR	199,289,571	Citibank N.A.	11/09/2023	629
USD	792,655	JPY	116,841,842	Barclays Bank PLC	1/19/2024	11,696
USD	158,306	JPY	23,638,056	Deutsche Bank AG	1/19/2024	312
USD	627,323	KRW	845,500,000	Barclays Bank PLC	11/09/2023	1,073
USD	6,091,138	KRW	7,732,759,964	Citibank N.A.	11/09/2023	363,591
USD	13,519,316	NZD	22,830,898	State Street Bank Corp.	1/19/2024	214,468
USD	889,652	SEK	9,663,846	UBS AG	1/19/2024	20,542
USD	12,481	TWD	404,836	Barclays Bank PLC	11/02/2023	0
USD	12,972	TWD	404,836	Citibank N.A.	11/02/2023	490
						$716,286
Liability Derivatives
BRL	7,281,714	USD	1,467,712	Barclays Bank PLC	12/04/2023	$(28,880)
CAD	364,436	USD	263,983	Merrill Lynch International	1/19/2024	(812)
CAD	274,787	USD	199,067	State Street Bank Corp.	1/19/2024	(634)
CAD	1,179,799	USD	865,549	UBS AG	1/19/2024	(13,578)
CHF	390,729	USD	438,363	State Street Bank Corp.	1/19/2024	(4,980)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
EUR	1,981,010	USD	2,110,977	HSBC Bank	1/19/2024	$(7,012)
GBP	326,901	USD	398,127	Deutsche Bank AG	1/19/2024	(539)
GBP	87,392	USD	106,558	UBS AG	1/19/2024	(268)
JPY	115,817,591	USD	785,707	Barclays Bank PLC	1/19/2024	(11,593)
JPY	23,390,614	USD	158,949	Merrill Lynch International	1/19/2024	(2,608)
KRW	3,162,671,505	USD	2,389,645	JPMorgan Chase Bank N.A.	1/26/2024	(36,074)
NOK	868,248	USD	79,420	Merrill Lynch International	1/19/2024	(1,522)
NZD	449,718	USD	267,953	HSBC Bank	1/19/2024	(5,878)
NZD	2,115,550	USD	1,258,802	State Street Bank Corp.	1/19/2024	(25,952)
SEK	590,731	USD	54,413	State Street Bank Corp.	1/19/2024	(1,286)
THB	5,495,668	USD	155,070	JPMorgan Chase Bank N.A.	11/13/2023	(2,028)
TWD	404,836	USD	12,483	Barclays Bank PLC	11/02/2023	(2)
USD	10,801,555	AUD	17,025,068	State Street Bank Corp.	1/19/2024	(26,268)
USD	531,234	BRL	2,744,932	Citibank N.A.	12/04/2023	(11,151)
USD	557,230	CZK	13,014,399	HSBC Bank	1/19/2024	(2,473)
USD	216,457	EUR	204,101	Brown Brothers Harriman	1/19/2024	(311)
USD	619,897	EUR	584,968	Citibank N.A.	1/19/2024	(1,379)
USD	520,951	EUR	490,739	HSBC Bank	1/19/2024	(247)
USD	1,056,991	EUR	1,000,033	Merrill Lynch International	1/19/2024	(5,111)
USD	58,562	EUR	55,259	State Street Bank Corp.	1/19/2024	(126)
USD	369,237	EUR	348,400	UBS AG	1/19/2024	(788)
USD	1,187,505	KRW	1,604,591,991	Barclays Bank PLC	1/26/2024	(6,587)
USD	1,365,684	KRW	1,845,537,360	Goldman Sachs International	11/09/2023	(1,280)
USD	2,892,724	MXN	53,400,549	HSBC Bank	1/19/2024	(31,475)
USD	827,479	PEN	3,214,425	Deutsche Bank AG	1/29/2024	(6,474)
USD	143,480	THB	5,170,301	Barclays Bank PLC	1/16/2024	(1,345)
USD	12,559	TWD	404,836	Barclays Bank PLC	1/30/2024	(61)
						$(238,722)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Australian Bond 10 yr	Short	AUD	130	$8,926,451	December – 2023	$546,430
Euro-Bobl 5 yr	Short	EUR	24	2,953,116	December – 2023	11,883
Euro-Bund 10 yr	Short	EUR	1	136,484	December – 2023	537
Euro-Buxl 30 yr	Short	EUR	5	637,082	December – 2023	57,349
Euro-Schatz 2 yr	Short	EUR	228	25,373,132	December – 2023	62,230
Long Gilt 10 yr	Short	GBP	8	905,850	December – 2023	11,060
U.S. Treasury Note 10 yr	Short	USD	53	5,627,109	December – 2023	152,305
U.S. Treasury Note 2 yr	Short	USD	66	13,359,844	December – 2023	52,884

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Note 5 yr	Short	USD	200	$20,895,313	December – 2023	$294,335
						$1,189,013
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	48	$5,253,000	December – 2023	$(494,283)
U.S. Treasury Ultra Bond 30 yr	Long	USD	10	1,125,625	December – 2023	(67,819)
U.S. Treasury Ultra Note 10 yr	Long	USD	47	5,114,922	December – 2023	(222,324)
						$(784,426)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Interest Rate Swaps
1/02/26	BRL	4,700,000	centrally cleared	11.095% / At Maturity	Average Daily BZDIOVRA / At Maturity	$(6,318)	$—	$(6,318)
1/02/26	BRL	4,700,000	centrally cleared	10.48% / At Maturity	Average Daily BZDIOVRA / At Maturity	(16,238)	—	(16,238)
1/04/27	BRL	4,800,000	centrally cleared	10.3625% / At Maturity	Average Daily BZDIOVRA / At Maturity	(23,952)	—	(23,952)
						$(46,508)	$—	$(46,508)

Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
6/20/28	EUR	560,000	Barclays Bank PLC	5.00%/Quarterly	1	$8,808	$76,186	$84,994
(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Glencore PLC, 1.75%, 3/17/25, a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.

Portfolio of Investments – continued
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody's, Fitch, and Standard & Poor's rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index's reference basket of securities.
At October 31, 2023, the fund had cash collateral of $30,000 and other liquid securities with an aggregate value of $1,097,234 to cover any collateral or margin obligations for certain derivative contracts.  Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $394,595,596)	$350,307,551
Investments in affiliated issuers, at value (identified cost, $5,745,306)	5,745,282
Foreign currency, at value (identified cost, $8)	13
Restricted cash for
Forward foreign currency exchange contracts	30,000
Receivables for
Forward foreign currency exchange contracts	716,286
Net daily variation margin on open futures contracts	68,662
Investments sold	5,817,486
Interest	5,206,463
Uncleared swaps, at value (net of unamortized premiums paid, $76,186)	84,994
Other assets	73,705
Total assets	$368,050,442
Liabilities
Payable to custodian	$3,024
Notes payable	95,000,000
Payables for
Distributions	165,082
Net daily variation margin on open cleared swap agreements	3,640
Forward foreign currency exchange contracts	238,722
Investments purchased	6,121,511
When-issued investments purchased	1,010,419
Capital shares reacquired	444,807
Payable to affiliates
Investment adviser	11,532
Administrative services fee	264
Transfer agent and dividend disbursing costs	2,361
Payable for independent Trustees' compensation	2,178
Accrued interest expense	234,033
Deferred foreign capital gains tax expense payable	135,619
Accrued expenses and other liabilities	222,379
Total liabilities	$103,595,571
Net assets	$264,454,871

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$346,336,590
Total distributable earnings (loss)	(81,881,719)
Net assets	$264,454,871
Shares of beneficial interest outstanding (57,027,847 shares authorized less 254,921 capital shares to be retired)	56,772,926
Net asset value per share (net assets of $264,454,871 / 56,772,926 shares of beneficial interest outstanding)	$4.66
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$23,008,978
Dividends from affiliated issuers	269,701
Dividends	46,942
Other	38,962
Foreign taxes withheld	(4,078)
Total investment income	$23,360,505
Expenses
Management fee	$2,269,721
Transfer agent and dividend disbursing costs	94,039
Administrative services fee	51,961
Independent Trustees' compensation	15,151
Stock exchange fee	58,151
Custodian fee	48,039
Shareholder communications	142,932
Audit and tax fees	96,605
Legal fees	11,185
Interest expense and fees	5,554,651
Miscellaneous	51,866
Total expenses	$8,394,301
Net investment income (loss)	$14,966,204

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $32,964 foreign capital gains tax)	$(22,033,024)
Affiliated issuers	(1,599)
Written options	65,850
Futures contracts	1,237,893
Swap agreements	148,236
Forward foreign currency exchange contracts	(3,305,327)
Foreign currency	268,919
Net realized gain (loss)	$(23,619,052)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $10,719 decrease in deferred foreign capital gains tax)	$27,269,441
Affiliated issuers	(257)
Written options	(41,385)
Futures contracts	(1,942,634)
Swap agreements	(27,744)
Forward foreign currency exchange contracts	1,400,661
Translation of assets and liabilities in foreign currencies	(8,743)
Net unrealized gain (loss)	$26,649,339
Net realized and unrealized gain (loss)	$3,030,287
Change in net assets from operations	$17,996,491
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/23	10/31/22
Change in net assets
From operations
Net investment income (loss)	$14,966,204	$14,832,828
Net realized gain (loss)	(23,619,052)	3,828,966
Net unrealized gain (loss)	26,649,339	(76,301,247)
Change in net assets from operations	$17,996,491	$(57,639,453)
Distributions to shareholders	$(13,436,563)	$(23,699,603)
Tax return of capital distributions to shareholders	$(9,565,816)	$(2,886,930)
Change in net assets from fund share transactions	$(12,353,266)	$(3,778,163)
Total change in net assets	$(17,359,154)	$(88,004,149)
Net assets
At beginning of period	281,814,025	369,818,174
At end of period	$264,454,871	$281,814,025
See Notes to Financial Statements

Financial Statements
Statement of Cash Flows
Year ended 10/31/23
This statement provides a summary of cash flows from investment activity for the fund.
Cash flows from operating activities:
Change in net assets from operations	$17,996,491
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(256,128,072)
Proceeds from disposition of investment securities	280,485,843
Proceeds from disposition of short-term investments, net	4,924,790
Realized gain/loss on investments	22,000,060
Unrealized appreciation/depreciation on investments	(27,258,465)
Unrealized appreciation/depreciation on foreign currency contracts	(1,400,661)
Unrealized appreciation/depreciation on swaps	27,744
Net amortization/accretion of income	(1,432,870)
Amortization of debt issuance costs	16,525
Decrease in interest receivable	97,861
Increase in accrued expenses and other liabilities	60,437
Decrease in receivable for net daily variation margin on open futures contracts	152,140
Decrease in other assets	323
Increase in interest payable	80,848
Net cash provided by operating activities	$39,622,994
Cash flows from financing activities:
Payment of debt issuance costs	$(80,645)
Distributions paid in cash	(22,997,235)
Decrease in notes payable	(5,000,000)
Repurchase of shares of beneficial interest	(12,087,994)
Increase in payable to custodian	3,020
Net cash used by financing activities	$(40,162,854)
Net decrease in cash and restricted cash	$(539,860)
Cash and restricted cash:
Beginning of period (including foreign currency of $94,945)	$569,873
End of period (including foreign currency of $13)	$30,013
Supplemental disclosure of cash flow information:
Cash paid during the year ended October 31, 2023 for interest was $5,457,278.
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$4.73	$6.12	$6.19	$6.37	$6.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.25	$0.28	$0.29	$0.28
Net realized and unrealized gain (loss)	0.04	(1.21)	0.15	(0.01)	0.50
Total from investment operations	$0.30	$(0.96)	$0.43	$0.28	$0.78
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.39)	$(0.30)	$(0.34)	$(0.29)
From tax return of capital	(0.16)	(0.05)	(0.20)	(0.15)	(0.21)
Total distributions declared to shareholders	$(0.39)	$(0.44)	$(0.50)	$(0.49)	$(0.50)
Net increase from repurchase of capital shares	$0.02	$0.01	$—	$0.03	$0.03
Net asset value, end of period (x)	$4.66	$4.73	$6.12	$6.19	$6.37
Market value, end of period	$4.22	$4.32	$6.58	$5.67	$6.01
Total return at market value (%)	6.53	(28.43)	25.80	2.77	25.05
Total return at net asset value (%) (j)(s)(x)	7.44	(15.74)	7.18	5.86	14.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses	2.92	1.40	1.01	1.17	1.56
Net investment income (loss)	5.21	4.57	4.40	4.63	4.54
Portfolio turnover	67	56	70	78	65
Net assets at end of period (000 omitted)	$264,455	$281,814	$369,818	$372,635	$407,859
Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees	0.99	0.86	0.81	0.84	0.84
Senior Securities:
Total notes payable outstanding (000 omitted)	$95,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$3,784	$3,818	$4,698	$4,726	$5,079

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund's total liabilities (not including notes payable) from the fund's total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Multimarket Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other

Notes to Financial Statements  - continued
market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2023 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$200,246	$185,208	$385,454
Luxembourg	—	179,139	—	179,139
United Kingdom	—	1,276	—	1,276
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	7,637,135	—	7,637,135
Non - U.S. Sovereign Debt	—	69,600,241	—	69,600,241
Municipal Bonds	—	1,097,582	—	1,097,582
U.S. Corporate Bonds	—	169,532,224	—	169,532,224
Commercial Mortgage-Backed Securities	—	3,978,225	—	3,978,225
Asset-Backed Securities (including CDOs)	—	5,739,389	—	5,739,389
Foreign Bonds	—	92,156,886	—	92,156,886
Mutual Funds	5,745,282	—	—	5,745,282
Total	$5,745,282	$350,122,343	$185,208	$356,052,833
Other Financial Instruments
Futures Contracts – Assets	$1,189,013	$—	$—	$1,189,013
Futures Contracts – Liabilities	(784,426)	—	—	(784,426)
Forward Foreign Currency Exchange Contracts – Assets	—	716,286	—	716,286
Forward Foreign Currency Exchange Contracts – Liabilities	—	(238,722)	—	(238,722)
Swap Agreements – Assets	—	84,994	—	84,994
Swap Agreements – Liabilities	—	(46,508)	—	(46,508)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 10/31/22	$323,557
Realized gain (loss)	120,538
Change in unrealized appreciation or depreciation	(138,349)
Sales	(120,538)
Balance as of 10/31/23	$185,208
The net change in unrealized appreciation or depreciation from investments held as level 3 at October 31, 2023 is $(28,652). At October 31, 2023, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for

Notes to Financial Statements  - continued
foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Purchased Option Contracts	$51,099	$—
Interest Rate	Futures Contracts	1,189,013	(784,426)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	716,286	(238,722)
Interest Rate	Cleared Swap Agreements	—	(46,508)
Credit	Uncleared Swap Agreements	84,994	—
Total		$2,041,392	$(1,069,656)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$1,237,893	$—	$—	$—	$—
Foreign Exchange	—	—	(3,305,327)	—	—
Credit	—	148,236	—	128,331	65,850
Total	$1,237,893	$148,236	$(3,305,327)	$128,331	$65,850
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(1,942,634)	$(46,508)	$—	$—	$—
Foreign Exchange	—	—	1,400,661	—	—
Credit	—	18,764	—	(64,283)	(41,385)
Total	$(1,942,634)	$(27,744)	$1,400,661	$(64,283)	$(41,385)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or

Notes to Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase.  At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities.  The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation.  When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option.  For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it.  The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.  Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction.  Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker.  For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call

Notes to Financial Statements  - continued
and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Notes to Financial Statements  - continued
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to

Notes to Financial Statements  - continued
the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At October 31, 2023, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund's Statement of Assets and Liabilities includes cash on hand at the fund's custodian bank and does not include any short-term investments. Restricted cash is presented in the fund's Statement of Assets

Notes to Financial Statements  - continued
and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:
10/31/23
Cash	$13
Restricted cash	30,000
Restricted cash included in deposits with brokers	—
Total cash and restricted cash in the Statement of Cash Flows	$30,013
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell securities on a when-issued or delayed delivery basis.  In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments

Notes to Financial Statements  - continued
for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund employs a managed distribution policy whereby the fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Distributions in any year may include a substantial return of capital component. Please refer to the Financial Highlights for distributions of tax returns of capital made during the prior five years. Income and capital gain distributions are determined in accordance

Notes to Financial Statements  - continued
with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/23	Year ended 10/31/22
Ordinary income (including any short-term capital gains)	$13,436,563	$23,699,603
Tax return of capital (b)	9,565,816	2,886,930
Total distributions	$23,002,379	$26,586,533

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/23
Cost of investments	$404,969,989
Gross appreciation	1,235,515
Gross depreciation	(49,232,034)
Net unrealized appreciation (depreciation)	$(47,996,519)
Capital loss carryforwards	(33,547,163)
Other temporary differences	(338,037)
Total distributable earnings (loss)	$(81,881,719)
As of October 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(4,955,604)
Long-Term	(28,591,559)
Total	$(33,547,163)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from

Notes to Financial Statements  - continued
investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.79% of the fund’s average daily net assets.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2023, these fees paid to MFSC amounted to $32,942.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.0181% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees.  As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $5,551 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,149 at October 31, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities. The deferred retirement benefits compensation fee is accrued daily and paid monthly.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended October 31, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$28,046,720	$32,521,567
Non-U.S. Government securities	222,155,439	241,731,241

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest.
The fund repurchased 2,775,379 shares of beneficial interest during the year ended October 31, 2023 at an average price per share of $4.45 and a weighted average discount of 8.73% per share. The fund repurchased 938,371 shares of beneficial interest during the year ended October 31, 2022 at an average price per share of $4.44 and a weighted average discount of 9.10% per share. Transactions in fund shares were as follows:
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	—	$—	63,638	$386,633
Capital shares repurchased	(2,775,379)	(12,353,266)	(938,371)	(4,164,796)
Net change	(2,775,379)	$(12,353,266)	(874,733)	$(3,778,163)
(6) Loan Agreement
The fund had a credit agreement with a bank for a revolving secured line of credit that could be drawn upon up to $100,000,000. This credit agreement matured on August 18, 2023. The trustees approved a new revolving secured line of credit up to the amount of $100,000,000 on substantially similar terms with a different bank. At October 31, 2023, the fund had outstanding borrowings under this agreement in the amount of $95,000,000, which are secured by a lien on the fund’s assets. Costs directly related to the closing of the credit agreement are considered debt issuance costs, which are being amortized into interest expense over twelve months from the closing date. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement has no explicit maturity date but may be terminated with appropriate notice by either party. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to the one-month term SOFR (Secured Overnight Financing Rate) plus 0.10% plus an agreed upon spread, or at the option of the borrower, an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $5,481,084 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund paid a commitment fee of $3,871 during the period, which is included in “Interest expense and fees” in the Statement of Operations. For the year ended October 31, 2023, the average loan balance was $96,945,205 at a weighted average annual interest rate of 5.65%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$10,670,329	$162,382,449	$167,305,640	$(1,599)	$(257)	$5,745,282

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$269,701	$—
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty

Notes to Financial Statements  - continued
regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of MFS Multimarket Income Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the “Fund”), including the portfolio of investments, as of October 31, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 14, 2023

Results of Shareholder Meeting (unaudited)
At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 5, 2023, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Shares
Nominee	For	Against/Withheld
Steven E. Buller	39,033,765.501	2,020,952.676
Peter D. Jones	39,841,981.718	1,212,736.459
John P. Kavanaugh	39,782,440.718	1,272,277.459
Michael W. Roberge	39,879,133.718	1,175,584.459

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	2026	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	2026	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	2026	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	2024	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	2025	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	2026	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	2024	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	2024	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	2025	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	2025	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	N/A	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	N/A	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	N/A	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	N/A	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	N/A	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	N/A	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	N/A	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	N/A	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	N/A	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	N/A	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	N/A	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	N/A	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
James O. Yost (k) (age 63)	Treasurer	September 1990	N/A	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector Neeraj Arora Ward Brown David Cole Pilar Gomez-Bravo Andy Li John Mitchell Matt Ryan Michael Skatrud	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Board Review of Investment Advisory Agreement
MFS Multimarket Income Trust
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2022 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of

Board Review of Investment Advisory Agreement - continued
MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 7th out of a total of 33 funds in the Broadridge performance universe for this five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 9th out of a total of 39 funds for the one-year period and 16th out of a total of 36 funds for the three-year period ended December 31, 2022. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2022 (one-year: -12.0% total return for the Fund versus -13.5% total return for the benchmark; three-year:-0.5% total return for the Fund versus -1.9% total return for the benchmark; five-year: 2.6% total return for the Fund versus 0.8% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.
The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth.  As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations.  The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action

Board Review of Investment Advisory Agreement - continued
recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history)  is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
New York Stock Exchange Symbol: MMT

Item 1(b):

A copy of the notice transmitted to the Registrant's shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2023 and 2022, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS Multimarket Income Trust	69,513	64,305

For the fiscal years ended October 31, 2023 and 2022, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Multimarket Income	13,965	12,907	259	255	0	63
Trust

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Multimarket	0	662,511	0	0	3,600	111,415
Income Trust*

Fees Billed by E&Y:			Aggregate Fees for Non-audit Services
			2023		2022
To MFS Multimarket Income Trust, MFS
and MFS Related Entities#			312,574		917,581

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a- 1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as Ex-99.PROXYPOL.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the "Fund") is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Effective April 30, 2024, Matt Ryan will no longer be a portfolio manager of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead Portfolio Manager	2017	Investment Officer of MFS; employed in the investment area
			of MFS since 2011
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	March 2023	Investment Officer of MFS; employed in the investment area
			of MFS since 2011
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area
			of MFS since 2005
David Cole	Below Investment Grade Debt Instruments Portfolio	2006	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since 2004
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area
			of MFS since 2013
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment area
			of MFS since 2018
John Mitchell	Investment Grade Debt Instruments Portfolio Manager	January 2023	Investment Officer of MFS; employed in the investment area
			of MFS since 2003
Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area
			of MFS since 1997
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio	2018	Investment Officer of MFS; employed in the investment area
	Manager		of MFS since May 2013

Compensation

MFS' philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2022, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus. Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each Fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter- term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices ("benchmarks"). As of December 31, 2022, the following benchmarks were used to measure the following portfolio manager's performance for the Fund, unless otherwise indicated:

Fund	Portfolio Manager	Benchmark(s)
MFS Multimarket Income Trust	Robert Spector	Bloomberg Global Aggregate Credit Index
JPMorgan Emerging Markets Bond Index Global
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
Bloomberg U.S. Government/Mortgage Index
	Neeraj Arora2	JPMorgan Emerging Markets Bond Index Global
	Ward Brown	JPMorgan Emerging Markets Bond Index Global
	David Cole	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
	Pilar Gomez-Bravo	Bloomberg Global Aggregate Credit Index
JPMorgan Emerging Markets Bond Index Global
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index
Bloomberg U.S. Government/Mortgage Index
	Andy Li	Bloomberg Global Aggregate Credit Index

John Mitchell1	Bloomberg Global Aggregate Credit Index
Matt Ryan	JPMorgan Emerging Markets Bond Index Global
Michael Skatrud	Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index

1Became a portfolio manager of the Fund after the date referenced above; therefore, information is as of January 20, 2023.

2Became a portfolio manager of the Fund after the date referenced above; therefore, information is as of March 31, 2023.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) as of the Fund's fiscal year ended October 31, 2023. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Robert Spector	N
Neeraj Arora	N
Ward Brown	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
John Mitchell	N
Matt Ryan	N
Michael Skatrud	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub- advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund's fiscal year ended October 31, 2023:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total	Number of Accounts	Total Assets	Number of	Total Assets
		Assets			Accounts
Robert Spector	7	$3.3 billion	12	$4.3 billion	39	$1.9 billion

Neeraj Arora	9	$13.1 billion	9	$2.9 billion	7	$2.2 billion

Ward Brown	6	$8.1 billion	8	$2.8 billion	6	$2.0 billion

David Cole	14	$9.2 billion	10	$7.0 billion	7	$658.5 million

Pilar Gomez-Bravo	5	$3.0 billion	8	$2.4 billion	5	$939.1 million

Andy Li	5	$3.0 billion	8	$2.4 billion	4	$915.3 million

John Mitchell	8	$9.4 billion	9	$2.8 billion	7	$1.1 billion

Matt Ryan	8	$10.5 billion	10	$3.1 billion	7	$2.2 billion

Michael Skatrud	12	$9.1 billion	6	$901.7 million	4	$368.3 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund's portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Multimarket Income Trust

			(c) Total Number of	(d) Maximum Number
			Shares Purchased as	(or Approximate
	(a) Total number of	(b) Average	Part of Publicly	Dollar Value) of
Period	Shares Purchased	Price Paid	Announced Plans or	Shares that May Yet
		per Share	Programs	Be Purchased under
				the Plans or Programs

11/01/22-11/30/22	113,091	4.40	113,091	5,551,585
12/01/22-12/31/22	415,140	4.51	415,140	5,136,445
1/01/23-1/31/23	39,786	4.60	39,786	5,096,659
2/01/23-2/28/23	57,094	4.57	57,094	5,039,565
3/01/23-3/31/23	374,225	4.49	374,225	4,665,340
4/01/23-4/30/23	87,938	4.60	87,938	4,577,402
5/01/23-5/31/23	152,429	4.49	152,429	4,424,973
6/01/23-6/30/23	251,796	4.51	251,796	4,173,177
7/01/23-7/31/23	267,523	4.52	267,523	3,905,654
8/01/23-8/31/23	361,375	4.49	361,375	3,544,279
9/01/23-9/30/23	281,016	4.35	281,016	3,263,263
10/1/23-10/31/23	373,966	4.22	373,966	5,340,723
Total	2,775,379	4.45	2,775,379

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant's outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2023 plan year is 5,714,689.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended October 31, 2023, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)Registrant's Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(e) Notices to Trust's common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MULTIMARKET INCOME TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: December 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: December 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: December 14, 2023

* Print name and title of each signing officer under his or her signature.